Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Dongsheng Pharmaceutical International Co., Ltd. for the period ended December 31, 2010, I, Xiaodong Zhu, Chief Executive Officer of Dongsheng Pharmaceutical International Co., Ltd. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended December 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended December 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of Dongsheng Pharmaceutical International Co., Ltd.

Date: February 22, 2011	By:	/s/ Xiaodong Zhu
Xiaodong Zhu
President, Chief Executive Officer and Chairman